Supplement dated October 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015,

as supplemented May 1, 2015, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Effective October 1, 2015, as anticipated on May 1, 2015, Robert A. Mohn has stepped down from his portfolio management role with Columbia Acorn Fund and from his roles as Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust (the “Trust”). P. Zachary Egan, Fritz Kaegi and David L. Frank will continue in their current portfolio management roles with the Fund.

Accordingly, the Prospectus and Summary Prospectus for the Fund are hereby supplemented immediately by removing all references to Robert A. Mohn that appear under the headings Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers.

The Prospectus and Summary Prospectus for the Fund are also hereby supplemented immediately to reflect that and P. Zachary Egan, President of CWAM and trustee of the Trust, and formerly the International Chief Investment Officer of CWAM, has become Chief Investment Officer of CWAM.

Shareholders should retain this Supplement for future reference.

SUP110_12_002_(10/15)

Supplement dated October 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015,

as supplemented May 1, 2015, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn USA®

Effective October 1, 2015, as anticipated on May 1, 2015, Robert A. Mohn has stepped down from his portfolio management role with Columbia Acorn USA and from his roles as Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC and Vice President of Columbia Acorn Trust. William J. Doyle will continue in his current portfolio management role with the Fund.

Accordingly, the Prospectus and Summary Prospectus for the Fund are hereby supplemented immediately by removing all references to Robert A. Mohn that appear under the headings Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers.

Shareholders should retain this Supplement for future reference.

SUP115_12_002_(10/15)

Supplement dated October 1, 2015

to the Statement of Additional Information (“SAI”) dated May 1, 2015,

as supplemented May 1, 2015, for the following Funds:

Funds

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(1)	The SAI for the Funds is hereby supplemented, effective immediately, to reflect that, effective October 1, 2015:

•	Robert A. Mohn has stepped down from his portfolio management roles with Columbia Acorn Fund and Columbia Acorn USA and from his roles as Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust (the “Trust”); and

•	P. Zachary Egan, President of CWAM and trustee of the Trust, and formerly International Chief Investment Officer of CWAM, has become Global Chief Investment Officer of CWAM.

(2)	The Board of Trustees of the Funds (the “Board”) has determined to appoint Columbia Wanger Asset Management, LLC, the Funds’ investment adviser (the “Investment Manager”), to manage and implement the day-to-day valuation of Fund securities and to make fair value determinations for Fund securities. The Board has retained responsibility for overseeing and supervising implementation of the Funds’ Portfolio Pricing Policy and the Investment Manager’s Pricing Procedures (together, the “Pricing Policy and Procedures”) and for reviewing and approving the methodologies and procedures for pricing and fair valuing the Funds’ portfolio securities set forth in the Pricing Policy and Procedures. No changes have been made to those methodologies and procedures. The changes effected by this supplement are intended only to reflect the Board’s transfer of certain pricing and fair valuation duties to the Investment Manager.

Effective immediately, the SAI for the Funds is hereby supplemented as follows:

(A)	The description of the duties of the Valuation Committee that is set forth in the table that appears within the section entitled FUND GOVERNANCE – The Board and its Committees – Leadership Structure is replaced in its entirety with the following:

Reviews and approves pricing methodologies and procedures for the portfolio securities held by the Funds; monitors the continued appropriateness of the pricing methodologies and quality of pricing obtained in connection with the pricing of Fund portfolio securities; oversees the activities of the Investment Manager and its valuation committee in pricing Fund portfolio securities pursuant to the Funds’ Portfolio Pricing Policy; and carries out the provisions of its charter.

(B)	The section entitled PURCHASE, REDEMPTION AND PRICING OF SHARES – Offering Price is deleted and replaced in its entirety with the following

Each Fund determines its NAV per share for each class, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). NAV will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the NAV of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m. Eastern Time.

The value of each Fund’s portfolio securities is determined in accordance with the Funds’ Portfolio Pricing Policy and the Investment Manager’s Pricing Procedures (together, the “Pricing Policy and Procedures”), which are approved by the Board. The Board has appointed the Investment Manager to manage and implement the day-to-day valuation of Fund portfolio securities, including by making actual calculations and carrying out supervisory and certain other functions relating to the valuation of Fund portfolio securities. As described under the heading Fair Valuation of Portfolio Securities below, Fund positions for which market quotations are not readily available are valued at a fair value as determined in good faith by the valuation committee of the Investment Manager, using consistently applied procedures. The Board has authorized the valuation committee of the Investment Manager to make fair valuation decisions for the Funds pursuant to the standards, guidelines and methodologies set forth in the Pricing Policy and Procedures, and subject to the oversight and supervision of the Board. The Board has approved the methodologies and procedures, as set forth in the Pricing Policy and Procedures, used by the Investment Manager and its valuation committee in valuing Fund portfolio securities. Principal valuation methodologies employed by the Funds are as follows:

Domestic Equity Securities; Portfolio Companies. To calculate the NAV on a given day, a Fund generally values each security in its portfolio for which a market quotation is readily available at the latest sale price quoted for the security that day on its principal exchange. If there are no sales that day, a Fund generally values the security at the mean of the latest bid and ask quotations. If a security is traded on NASDAQ, the security is priced using the SEC approved NASDAQ official closing price, or, if there are no sales, the security is priced at the mean of the closing bid and ask quotations. The Investment Manager’s valuation committee values securities which have halted or temporarily stopped trading at the last sale price, adjusted by a premium or discount to account for the anticipated re-opening price. The Investment Manager’s valuation committee values securities for which there is no bid or ask prices. Equity securities that are not listed on any national exchange or NASDAQ are generally valued at the last sale price. Shares of open-end investment companies (other than ETFs but including the Portfolio Funds in which Columbia Thermostat Fund invests) are valued at the latest NAV reported by those companies. The Portfolio Funds generally value securities in their portfolios for which market quotations are readily available at the current market values of those securities (as determined by the policies of each Portfolio Fund) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors or trustees of each Portfolio Fund.

Foreign Equity Securities. Certain of the Funds and the Portfolio Funds may invest in securities that are primarily listed on foreign exchanges. Foreign securities are generally priced at the last sale price on the primary foreign exchange or may be priced using the closing price. However, because of differences in time zones between the United States and foreign securities markets, the prices of foreign securities may not fully reflect events that impact their current value. Generally, trading in foreign securities is substantially completed each day at various times prior to the time at which the Fund’s NAV is calculated and the values of the foreign securities used in determining the NAV are computed as of such different times. Foreign securities markets are sometimes open on days when U.S. markets are closed and the Fund’s NAV is not calculated. Although the value of foreign securities owned by the Funds could change on days when Fund shares cannot be bought or sold, Fund NAVs are not calculated, and therefore a Fund’s foreign holdings are not priced, on such days. In addition, foreign securities markets may be closed on days when U.S. markets are open and the Fund’s NAV is calculated. This means that the NAV may be based on prices for the underlying foreign securities that are not current. If appropriate, the Investment Manager’s valuation committee may determine the fair value. In addition, the Funds utilize a statistical fair valuation process to adjust prices of the foreign securities under certain circumstances. See Fair Valuation of Portfolio Securities below.

Foreign Currencies; Forward Foreign Currency Contracts. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the intraday spot rate provided by the data service set forth in the Pricing Policy and Procedures. Forward foreign currency contracts are valued in U.S. dollars based on the intraday spot rate as of the NYSE close, adjusted by the forward points as of the time of pricing quoted by the data service specified in the Pricing Policy and Procedures.

(3)	The section entitled PURCHASE, REDEMPTION AND PRICING OF SHARES – Fair Valuation of Portfolio Securities is deleted and replaced in its entirety with the following:

Rather than using the methods described above, in the event that price quotations or valuations are not readily available or are deemed unreliable, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Pricing Policy and Procedures approved by the Board. For example, a security may be fair valued when trading is halted or if the security is not actively traded, such as is the case with restricted, illiquid and nonpublic securities. The fair value of a security is likely to be different from the quoted or published price, and fair value determinations often require significant judgment.

Fair values of securities are determined by the Investment Manager’s valuation committee following the Pricing Policy and Procedures, utilizing the valuation methodology set forth in the Pricing Policy and Procedures and deemed most appropriate in the circumstances and considering all available, relevant factors and indications of value in reaching its decision. To the extent a factor is deemed relevant, the following non-exhaustive list of factors may be used in reaching a fair value determination for a security under the Pricing Policy and Procedures: the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; and, with respect to securities traded in foreign markets, the value of foreign securities traded in other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS. Significant events occurring after the close of a foreign exchange but before the time at which a Fund calculates the price of its foreign portfolio securities may lead to a determination that it is appropriate to fair value the affected foreign securities. Such significant events affecting a foreign security may include, but are not limited to: (i) extraordinary corporate events such as a reorganization, redemption, conversion; (ii) a trading halt in a domestic or foreign exchange; (iii) stale prices; (iv) suspension of trading in an individual security or market; (v) extraordinary market, economic or political events; (vi) scheduled and unscheduled foreign market closures; and (vii) such other instances as the Investment Manager or its valuation committee may determine in keeping with the Portfolio Pricing Policy and Procedures approved by the Board.

In addition, foreign securities traded on foreign exchanges in time zones different from the United States are subject to fair value pricing in the event of a significant movement in Standard & Poor’s 500 E-Mini Index (the “S&P 500 E-Mini”). In the event of such a movement, under the Portfolio Pricing Policy and Procedures adjusted or “fair value” prices must be obtained from a designated pricing vendor for each of the Funds’ foreign securities covered by the vendor. The fair value methodology applied by the vendor, in general, generates a factor applied to the closing price of the security on the foreign market that reflects that security’s expected price movement in response to the change in the S&P 500 E-Mini. When a foreign security is fair valued, the fair valuation adjustment factor supplied by the vendor may be applied, depending on the circumstances. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Shareholders should retain this Supplement for future reference.

SUP900_00_005_(10/15)